                                                                 [LOGO] Pioneer

Pioneer Gold Shares

ANNUAL REPORT 10/31/98

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                                                       1

Portfolio Summary                                                              2

Performance Update                                                             3

Portfolio Management Discussion                                                6

Schedule of Investments                                                        9

Financial Statements                                                          11

Notes to Financial Statements                                                 17

Report of Independent Public Accountants                                      23

Results of Shareowner Meeting                                                 24

Trustees, Officers and Service Providers                                      25

Retirement Plans from Pioneer                                                 26

Programs and Services for Pioneer Shareowners                                 27

A Salute to Pioneer Fund                                                      29

Pioneer Gold Shares
--------------------------------------------------------------------------------
Letter from the Chairman 10/31/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this report for Pioneer Gold Shares, covering the fiscal year ended October 31, 1998. Thank you for your investment with Pioneer. I appreciate this opportunity to comment briefly on the world of finance.

It is said, "all that glitters is not gold," and so it was over the past 12 months. Despite some market dips, the surging economy in the United States provided investors worldwide with a strong dollar and another year of double-digit returns from equity investments. Many, including stewards of some central banks around the world, questioned gold's value. The paper profits wrought by Wall Street in the last three years have dimmed the memories of even veteran investors.

Because change is inevitable and the future uncertain, we think gold will continue to be in demand as tangible evidence of wealth. Seventy years of experience in an up and down investment world tells us that. As we close the roaring 1990's with a dose of global market volatility, investors would be well advised to enter the future armed with some fundamental investment precepts that should never be out of fashion.

At Pioneer, we believe the success of long-term investing has most often been determined by discipline, patience and clear thinking. To a great extent, this means selecting companies with strong management and a compelling competitive advantage and holding on to them. This thinking has stood the test of time in an ever-changing marketplace.

I encourage you to read on and learn more about Pioneer Gold Shares. If you have questions about your Fund, please contact your investment professional, or call Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Cogan, Jr.,
    ----------------------
    John F. Cogan, Jr.,
    Chairman and President


                                                                               1
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Pioneer Gold Shares
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PORTFOLIO SUMMARY 10/31/98
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Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following information was depicted as a pie chart in the printed material]

International Common Stocks 55%
U.S. Common Stocks 23%
Depositary Receipts for International Stocks 17%
Short-Term Equivalents 5%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following information was depicted as a pie chart in the printed material]

Canada 48%
United States 25%
South Africa 11%
Australia 8%
Other 8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. Placer Dome, Inc.             8.25%

  2. Barrick Gold Corp.            5.44

  3. Euro-Nevada Mining Corp.      4.74

  4. Getchell Gold Corp.           4.73

  5. Lihir Gold Ltd. (A.D.R.)      4.70

  6. Normandy Mining Ltd.          4.62

  7. Franco-Nevada Mining
      Corp. Ltd.                   4.55

  8. Anglogold Ltd. (A.D.R)        4.54

  9. Newmont Mining Corp.          4.25

 10. Battle Mountain Gold Co.      4.06

Fund holdings will vary for other periods.


2

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Pioneer Gold Shares
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/98                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                       10/31/98             10/31/97
                                 $4.58                $5.77

Distributions per Share          Income             Short-Term       Long-Term
(10/31/97 - 10/31/98)            Dividends         Capital Gains   Capital Gains
                                   --                   --               --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Gold Shares at public offering price, compared to the growth of the Standard & Poor's 500 Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of October 31, 1998)

                         Net Asset              Public Offering
Period                    Value                      Price*

Life-of-Fund              (4.15)%                     (4.83)%
(7/25/90)
5 Years                   (9.03)                     (10.09)
1 Year                   (20.62)                     (25.16)
--------------------------------------------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[The following information was depicted as a line graph in the printed material]

Growth of $10,000

                      Pioneer Gold Shares            Standard &
                           A Shares               Poor's 500 Index
                           --------               ----------------
         7/25/90            9,425                     10,000
        10/31/90            7,614                      8,597
                            7,329                     10,794
                            7,643                     11,477
                            6,691                     12,311
        10/31/92            7,207                     12,616
                            9,170                     13,446
                           10,660                     14,494
                           10,588                     14,162
        10/31/94           11,376                     15,055
                           10,688                     16,628
                            9,743                     19,023
                           12,680                     21,639
        10/31/96           11,190                     23,593
                            9,482                     27,073
                            8,366                     31,168
                            8,061                     38,170
        10/31/98            6,640                     38,018

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

                                                                               3
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Pioneer Gold Shares
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/98                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                       10/31/98            10/31/97
                                 $4.41               $5.61

Distributions per Share         Income            Short-Term       Long-Term
(10/31/97 - 10/31/98)           Dividends         Capital Gains    Capital Gains
                                   --                  --               --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Gold Shares, compared to the growth of the Standard & Poor's 500 Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of October 31, 1998)

                     If                  If
Period              Held              Redeemed*

Life-of-Fund      (11.55%)            (11.93%)
(4/4/94)
1 Year            (21.39)             (24.53)
--------------------------------------------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
(CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[The following information was depicted as a line graph in the printed material]

Growth of $10,000

                 Pioneer Gold Shares               Standard &
                      B Shares                  Poor's 500 Index
                      --------                  ----------------
     4/4/94             9,425                        10,000
                        9,438                        10,273
                        9,413                        10,521
   10/31/94            10,077                        10,921
                        8,059                        10,956
                        9,464                        12,062
                        9,719                        13,259
   10/31/95             8,595                        13,800
                       11,111                        15,181
                       11,124                        15,697
                        9,974                        15,443
   10/31/96             9,770                        17,115
                        9,049                        19,176
                        8,248                        19,639
                        7,924                        23,490
   10/31/97             7,252                        22,610
                        6,140                        24,332
                        6,968                        27,689
                        4,874                        28,014
   10/31/98             5,588                        27,579


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


4

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Pioneer Gold Shares
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/98                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share               10/31/98           10/31/97
                         $4.42              $5.62

Distributions per Share  Income           Short-Term         Long-Term
(10/31/97 - 10/31/98)    Dividends        Capital Gains      Capital Gains
                            --                --                  --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Gold Shares, compared to the growth of the Standard & Poor's 500 Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of October 31 1998)
                             If        If
Period                      Held    Redeemed*

Life-of-Fund              (21.48)%    (21.48)%
(1/31/96)
1 Year                    (21.35)     (21.35)
--------------------------------------------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
(CDSC) applies to investments sold within one year of purchase.

[The following information was depicted as a line graph in the printed material]

Growth of $10,000

               Pioneer Gold Shares           Standard &
                    C Shares              Poor's 500 Index
                    --------              ----------------
    1/31/96          10,000                    10,000
    4/30/96          10,000                    10,340
                      8,966                    10,172
   10/31/96           8,793                    11,274
                      8,144                    12,632
    4/30/97           7,423                    12,937
                      7,132                    15,473
   10/31/97           6,539                    14,894
                      5,526                    16,028
    4/30/98           6,259                    18,240
                      4,386                    18,454
   10/31/98           5,142                    18,167


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               5
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Pioneer Gold Shares
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PORTFOLIO MANAGEMENT DISCUSSION 10/31/98
--------------------------------------------------------------------------------

In a fiscal year that saw a historic bull market on one side of the globe and a crushing bear market on another, it's not surprising that Pioneer Gold Shares and its shareowners felt the effects of both skepticism and enthusiasm for commodities. Following is a discussion with Vice President and portfolio manager Michael P. Bradshaw. Michael is responsible for the day-to-day management of the Fund and is supported by the portfolio managers and analysts on Pioneer's core value team. This discussion covers the fiscal year ended October 31, 1998.

Q: How did the Fund perform over the fiscal year?

A: Compared to other gold funds, above average. But it was a down year for gold and, by extension, the Fund. Of the many variables that can affect the Fund's performance, the price of gold - as you might expect - has an enormous impact. Ultimately, it drives the price of stocks in gold-related businesses. Like other gold-oriented investments, your Fund experienced the volatility often associated with investing in a narrow sector of the market. The Fund's Class A Shares returned -20.62% at net asset value for the one-year period ended October 31, 1998. The 42 gold-oriented funds tracked by Lipper had an average return of -21.67% for the same period. (Lipper Analytical Services, Inc. is an independent research firm that tracks mutual fund performance.)

Q: Did the turbulent Asian marketplace affect the Fund?

A: Yes and no. While market instability historically unnerves investors and increases the demand for gold, the bear market in Asia over the past year was only one half of a two-dimensional global marketplace. The other half, a raging bull market in the established markets of Europe and the United States, provided another year of double-digit returns for investors who might otherwise have sheltered at least some of their money in gold. Additionally, while the lure of American and European equities out-shone gold, the troubled economies of Asia consumed far less gold. Even though the price of gold was dropping, many Asian countries' currencies were dropping faster and gold became prohibitively expensive, keeping banks from building their reserves and local businesses from using gold for products.


6

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Pioneer Gold Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What was the Fund's investment strategy over the period?

A: Our strategy of investing mostly in large, established companies with known reserves and multiple mining operations helps, we believe, when times are tough for gold. We expect these companies to weather the years when gold is not in demand. These big name companies are also the first place nervous investors run when economic news looks bad. In fact, after the market downturns in very late August, the Fund's class A shares returned more than 55% at net asset value for the month of September, compared to the 43% average return of the 45 gold-oriented funds tracked by Lipper.

   One of the Fund's best performers during the period is also one of the bigger companies in the portfolio. Placer Dome, the Fund's top holding as of October 31 returned 24% for the calendar year to date. Placer Dome is one of the world's largest gold mining companies, producing over 2.8 million ounces annually. It estimates that it has more than 31 million ounces of gold in proven and probable reserves.

Q: Were there other factors that affected the Fund?

A: Yes, two especially. The booming economies of the United States and Europe have experienced low inflation that shows no sign of ending. This reduces demand for gold as a preserver of wealth.

   The strength of the U.S. dollar has also negatively affected the value of gold. The dollar has become the "gold standard" for other currencies and gold's major competitor for investors seeking to protect their wealth. For these reasons and others, central banks around the world have sold or threatened to sell some of their gold reserves to reinvest in interest-bearing securities. These factors, real and imagined, pushed the price of gold to a 19-year intraday low of $271.13 an ounce on August 28.

   The drop in the price of gold hurt the Fund in particular through its investment in Newmont Mining, a large, unhedged North American company which relies on current pricing in the gold market. Because of Newmont's volatility and its rising costs, we reduced the Fund's investment from 14.7% to 4.0% over the fiscal year. We will keep Newmont in the portfolio mix, however, because it is a large company with staying power.


                                                                               7
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Pioneer Gold Shares
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/98 (continued)
--------------------------------------------------------------------------------

Q: Did you adjust your investment strategy or portfolio mix

A: We're investing in an always-changing, global marketplace. And, we are constantly looking for ways to improve the Fund's price stability and performance. This year we added some low cost, growth-oriented companies to the portfolio. Through our research we have found common elements of proven low-cost production, high-grade ore discoveries and cash flow growth in several companies.

   For instance, Gold Corp., based in Canada, made a new discovery at its Red Lake mine; the company expects it to yield over one ounce per ton, which is a very high-grade deposit. Company-wide production is expected to grow from 100,000 ounces this year to 300,000 ounces by the year 2000, at a cash cost of $150 an ounce. Another new investment, Meridian Gold, also made a high-grade gold discovery in Chile of over one ounce per ton. Production is expected to double to 400,000 ounces per year by 2000 and costs should fall to less than a $160 an ounce.

   Stillwater Mining - a large producer of palladium (a platinum group element)
   - has contracts with automakers to provide palladium for their catalytic converters. These contracts guarantee the company a minimum price. And, as a result of these contracts, Stillwater expects to grow production from 400,000 to 1.2 million ounces over the next three years.

Q: How does the coming year look for gold and Pioneer Gold Shares?

A: In the next year, we look for the supply/demand equation in gold markets to equalize and help stabilize the price of gold. Demand has actually picked up in Asia as currencies shore up and Asia rebounds. The European Central Bank has said it won't allow member countries to dump gold reserves on the market when the euro begins to phase in. In the U.S., we expect the Fed to continue to ease interest rates which should spur inflation a bit and help the price of gold. For our part, we will continue to look for low-cost producers with rising production and cashflow. We remain cautiously optimistic that gold will continue to be a haven for investors in a global marketplace that never sits still.


8

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Pioneer Gold Shares
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/98
--------------------------------------------------------------------------------

  Shares                                                                Value
  ------                                                                -----
              COMMON STOCKS - 95.4%
              Precious Metals - 95.4%
              Australia - 7.1%
    287,700   Newcrest Mining Ltd.*                                  $   472,887
  1,476,492   Normandy Mining Ltd.                                     1,320,565
    110,000   Sons of Gwalia NL                                          343,516
                                                                     -----------
                                                                     $ 2,136,968
                                                                     -----------
              Canada - 45.8%
    148,000   Agnico-Eagle Mines Ltd.                                $   730,750
     72,742   Barrick Gold Corp.                                       1,554,860
    163,000   Cambior, Inc.                                              810,189
     86,800   Euro-Nevada Mining Corp.                                 1,355,723
     67,500   Franco-Nevada Mining Corp. Ltd.                          1,301,442
    175,000   Goldcorp Inc.*                                             873,034
    334,000   Kinross Gold Ltd.*                                         855,023
    200,000   Meridian Gold Inc.                                       1,030,460
    149,800   Placer Dome, Inc.                                        2,359,350
    133,000   Prime Resource Group, Inc.                               1,129,164
     74,300   Teck Corp. (Class B)                                       609,135
    396,650   TVX Gold Inc.*                                             741,026
    177,400   Viceroy Resources Corp.*                                   367,907
                                                                     -----------
                                                                     $13,718,063
                                                                     -----------

              Ghana - 3.0%
    105,000   Ashanti Goldfields Co., Ltd.(G.D.R.)                   $   899,063
                                                                     -----------
              Papua New Guinea - 5.2%
    152,400   Lihir Gold Ltd.*                                       $   211,607
     49,100   Lihir Gold Ltd. (A.D.R.)*                                1,344,113
                                                                     -----------
                                                                     $ 1,555,720
                                                                     -----------
              South Africa - 10.8%
     17,915   Anglo American Platinium Corp. (A.D.R.)                $   266,038
     51,899   Anglogold Ltd. (A.D.R.)                                  1,297,475
     93,900   Driefontein Consolidated Ltd. (A.D.R.)                     548,728
     64,500   Gold Fields Ltd.*                                          455,159
     98,147   Gold Fields Ltd. (A.D.R.)*                                 679,668
                                                                     -----------
                                                                     $ 3,247,068
                                                                     -----------


   The accompanying notes are an integral part of these financial statements.  9

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Pioneer Gold Shares
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/98                                     (continued)
--------------------------------------------------------------------------------

   Shares                                                               Value
   ------                                                               -----
              United States - 23.5%
    213,736   Battle Mountain Gold Co.                               $ 1,162,190
     14,500   Coeur d'Alene Mines Corp.*                                  81,563
     87,600   Freeport-McMoRan Copper & Gold Inc.                      1,045,725
     77,250   Getchell Gold Corp.*                                     1,351,875
    160,095   Hecla Mining Co.*                                          720,428
     82,490   Homestake Mining Co.                                       979,569
     57,180   Newmont Mining Corp.                                     1,215,074
     15,000   Stillwater Mining Co.                                      485,621
                                                                     -----------
                                                                     $ 7,042,045
                                                                     -----------
              Total Precious Metals                                  $28,598,927
                                                                     -----------
              TOTAL COMMON STOCKS
              (Cost $38,959,822)                                     $28,598,927
                                                                     -----------
Principal
 Amount
 ------
              TEMPORARY CASH INVESTMENT - 4.6%
              Commercial Paper - 4.6%
$1,393,000    Citigroup Inc., 5.65%, 11/2/98                         $ 1,393,000
                                                                     -----------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $1,393,000)                                      $ 1,393,000
                                                                     -----------
              TOTAL INVESTMENT IN SECURITIES -- 100%
              (Cost $40,352,822) (a)(b)                              $29,991,927
                                                                     ===========

 *  Non-income producing security.
(a) At October 31, 1998, the net unrealized loss on investments based on cost for federal income tax purposes of $40,629,339 was as follows:

      Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost            $ 2,066,250
      Aggregate gross unrealized loss for all investments
         in which there is an excess of tax cost over value         (12,703,662)
                                                                   -------------
      Net unrealized loss                                          $(10,637,412)
                                                                   =============

(b) At October 31, 1998, the fund had a capital loss carryforward of $6,670,781 which will expire between 2004 and 2005 if not used.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1998 aggregated $13,123,313 and $7,180,253, respectively.


10  The accompanying notes are an integral part of these financial statements.

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Pioneer Gold Shares
--------------------------------------------------------------------------------
BALANCE SHEET 10/31/98
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including
     temporary cash investment of $1,393,000)
     (cost $40,352,822)                                            $ 29,991,927
   Cash                                                                     438
   Receivables -
     Investment securities sold                                         220,643
     Fund shares sold                                                    58,641
     Dividends, interest and foreign taxes withheld                       8,942
   Other                                                                  6,422
                                                                   ------------
     Total assets                                                  $ 30,287,013
                                                                   ------------
LIABILITIES:
   Payables -
     Fund shares repurchased                                       $    128,251
   Due to affiliates                                                     96,217
   Accrued expenses                                                      75,320
                                                                   ------------
     Total liabilities                                             $    299,788
                                                                   ------------
NET ASSETS:
   Paid-in capital                                                 $ 47,295,418
   Accumulated net realized loss on investments
     and foreign currency transactions                               (6,947,298)
   Net unrealized loss on investments                               (10,360,895)
                                                                   ------------
     Total net assets                                              $ 29,987,225
                                                                   ============
Net Asset Value Per Share:
(Unlimited number of shares authorized)
   Class A (based on $21,476,873/4,690,564 shares)                 $       4.58
                                                                   ============
   Class B (based on $6,008,378/1,361,887 shares)                  $       4.41
                                                                   ============
   Class C (based on $2,501,974/566,647shares)                     $       4.42
                                                                   ============

Maximum Offering Price:
   Class A                                                         $       4.86
                                                                   ============


The accompanying notes are an integral part of these financial statements.    11

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Pioneer Gold Shares
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 10/31/98

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld
     of $17,994)                                     $   280,606
   Interest                                              123,002
                                                     -----------
           Total investment income                                  $   403,608
                                                                    -----------
EXPENSES:
  Management fees                                    $   189,728
  Transfer agent fees
     Class A                                              94,695
     Class B                                              23,689
     Class C                                               6,908
  Distribution fees
     Class A                                              54,199
     Class B                                              52,685
     Class C                                              22,005
  Accounting                                              47,508
  Custodian fees                                          20,509
  Registration fees                                       73,050
  Professional fees                                       34,503
  Printing                                                31,612
  Fees and expenses of nonaffiliated trustees             18,275
  Miscellaneous                                           12,755
                                                     -----------
     Total expenses                                                 $   682,121
        Less management fees waived by
           Pioneer Investment Management, Inc.                         (115,362)
        Less fees paid indirectly                                       (12,739)
                                                                    -----------
        Net expenses                                                $   554,020
                                                                    -----------
        Net investment loss                                         $  (150,412)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
     Investments                                $(5,995,163)
     Other assets and liabilities denominated
        in foreign currencies                         8,398         $(5,986,765)
                                                -----------         -----------
  Change in net unrealized loss from:
     Investments                                $(1,125,269)
     Other assets and liabilities denominated
       in foreign currencies                            (23)        $(1,125,292)
                                                -----------         -----------
     Net loss on investments and foreign
       currency transactions                                        $(7,112,057)
                                                                    -----------
     Net decrease in net assets resulting from operations           $(7,262,469)
                                                                    ===========


12  The accompanying notes are an integral part of these financial statements.

Pioneer Gold Shares
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 10/31/98 and 10/31/97


                                                                    Year Ended     Year Ended
                                                                     10/31/98       10/31/97
FROM OPERATIONS:
Net investment loss                                               $   (150,412)   $    (68,674)
Net realized loss on investments and
  foreign currency transactions                                     (5,986,765)       (938,822)
Change in net unrealized loss on investments
  and foreign currency transactions                                 (1,125,292)    (10,448,723)
                                                                  ------------    ------------
        Net decrease in net assets resulting
          from operations                                         $ (7,262,469)   $(11,456,219)
                                                                  ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain:
  Class A ($0.00 and $0.09 per share, respectively)               $       --      $   (393,765)
  Class B ($0.00 and $0.09 per share, respectively)                       --           (56,981)
  Class C ($0.00 and $0.09 per share, respectively)                       --            (7,314)
                                                                  ------------    ------------
        Total distributions to shareholders                       $       --      $   (458,060)
                                                                  ------------    ------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $ 37,465,357    $ 33,284,658
Reinvestment of distributions                                             --           396,376
Cost of shares repurchased                                         (35,280,659)    (29,139,679)
                                                                  ------------    ------------
  Net increase in net assets resulting from
    fund share transactions                                       $  2,184,698    $  4,541,355
                                                                  ------------    ------------
  Net decrease in net assets                                      $ (5,077,771)   $ (7,372,924)

NET ASSETS:
Beginning of year                                                   35,064,996      42,437,920
                                                                  ------------    ------------
End of year (including accumulated net investment
        income of $0 and $0, respectively)                        $ 29,987,225    $ 35,064,996
                                                                  ============    ============


Class A                             '98 Shares     '98 Amount      '97 Shares      '97 Amount
Shares sold                          6,077,334    $ 27,988,973       3,510,035    $ 24,383,526
Reinvestment of distributions             --              --            46,394         346,561
Less shares repurchased             (6,348,644)    (29,453,462)     (3,207,828)    (22,320,541)
                                  ------------    ------------    ------------    ------------
    Net increase (decrease)           (271,310)   $ (1,464,489)        348,601    $  2,409,546
                                  ============    ============    ============    ============
Class B
Shares sold                          1,457,789    $  6,710,001       1,071,945    $  7,495,337
Reinvestment of distributions             --              --             5,848          42,746
Less shares repurchased             (1,057,167)     (4,761,178)       (733,569)     (5,106,550)
                                  ------------    ------------    ------------    ------------
    Net increase                       400,622    $  1,948,823         344,224    $  2,431,533
                                  ============    ============    ============    ============
Class C
Shares sold                            614,931    $  2,766,383         200,519    $  1,405,795
Reinvestment of distributions             --              --               967           7,069
Less shares repurchased               (232,370)     (1,066,019)       (238,282)     (1,712,588)
                                  ------------    ------------    ------------    ------------
    Net increase (decrease)            382,561    $  1,700,364         (36,796)   $   (299,724)
                                  ============    ============    ============    ============


  The accompanying notes are an integral part of these financial statements.  13

Pioneer Gold Shares
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/98
--------------------------------------------------------------------------------

                                                       Year Ended     Year Ended    Year Ended   Year Ended   Year Ended
                                                        10/31/98       10/31/97      10/31/96     10/31/95      10/31/94
CLASS A
Net asset value, beginning of year                      $   5.77       $  7.81       $   6.80     $   7.94      $  7.44
                                                        --------       -------       --------     --------      -------
Increase (decrease) from investment operations:
  Net investment loss                                     $(0.01)      $ (0.01)        $(0.01)     $ (0.01)       (0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          (1.18)        (1.94)          1.02        (1.13)        0.53
                                                        --------       -------       --------     --------      -------
       Net increase (decrease) from
        investment operations                           $ ( 1.19)      $ (1.95)      $   1.01     $  (1.14)     $  0.50
Distributions to shareholders:
        Net realized gain                                      -         (0.09)             -            -            -
                                                        --------       -------       --------     --------      -------
Net increase (decrease) in net asset value              $  (1.19)      $ (2.04)      $   1.01     $ (1.14)      $  0.50
                                                        --------       -------       --------     --------      -------
Net asset value, end of year                            $   4.58       $  5.77       $   7.81     $  6.80       $  7.94
                                                        ========       =======       ========     =======       =======
Total return*                                             (20.62)%      (25.24)%        14.85%     (14.36)%        6.72%
Ratio of net expenses to average net assets                 1.76%+        1.74% +        1.72%+      1.76%+        1.75%
Ratio of net investment loss to average net assets         (0.38)%+      (0.08)%+       (0.13)%+    (0.16)%+      (0.40)%
Portfolio turnover rate                                       26%           22%            15%          6%            3%
Net assets, end of year (in thousands)                  $ 21,477       $28,638       $ 36,028     $ 24,412      $26,168
Ratios  assuming no waiver of management  fees
  and assumption of expenses by PIM
  and no reduction for fees paid indirectly:
     Net expenses                                          2.15%          1.93%          1.88%        2.28%        2.14%
     Net investment loss                                  (0.77)%        (0.27)%        (0.29)%      (0.68)%      (0.79)%
Ratios  assuming waiver of management fees
  and assumption of expenses by PIM and
  reduction for fees paid indirectly:
     Net expenses                                          1.71%        1.72%            1.71%      1.75%            -
     Net investment loss                                  (0.33)%     (0.06)%          (0.12)%    (0.15)%            -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio assuming no reduction for fees paid indirectly.


14  The accompanying notes are an integral part of these financial statements.

Pioneer Gold Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/98
--------------------------------------------------------------------------------

                                                       Year Ended     Year Ended    Year Ended   Year Ended    4/4/94 to
                                                        10/31/98       10/31/97      10/31/96     10/31/95      10/31/94

CLASS B
Net asset value, beginning of period                    $   5.61       $  7.65       $  6.73      $  7.89       $  7.83
                                                        --------       -------       --------     --------      -------
Increase (decrease) from investment operations:
  Net investment loss                                   $  (0.03)      $ (0.04)      $ (0.06)     $ (0.05)      $ (0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          (1.17)        (1.91)         0.98        (1.11)         0.09
                                                        --------       -------       --------     --------      -------
        Net increase (decrease) from investment
          operations                                    $  (1.20)      $ (1.95)      $  0.92      $ (1.16)      $  0.06
Distributions to shareholders:
  Net realized gain                                            -         (0.09)            -            -             -
                                                        --------       -------       --------     --------      -------
Net increase (decrease) in net asset value              $  (1.20)      $ (2.04)      $   0.92     $  (1.16)     $  0.06
                                                        --------       -------       --------     --------      -------
Net asset value, end of period                          $   4.41       $  5.61       $   7.65     $   6.73      $  7.89
                                                        ========       =======       ========     ========      =======
Total return*                                             (21.39)%      (25.77)%        13.67%      (14.70)%       0.77%
Ratio of net expenses to average net assets                 2.51%+        2.51%+         2.59%+       2.57%+       2.67%**
Ratio of net investment loss to average net assets         (1.14)%+      (0.84)%+       (1.00)%+     (1.01)%+     (1.42)%**
Portfolio turnover rate                                       26%           22%            15%           6%           3%
Net assets, end of period (in thousands)                $  6,008       $ 5,394       $  4,720     $  1,762      $   951
Ratios  assuming no waiver of management  fees
  and assumption of expenses by PIM
  and no reduction for fees paid indirectly:
        Net expenses                                        2.91%         2.72%          2.73%        3.12%        2.79% **
        Net investment loss                                (1.54)        (1.05)%        (1.14)%      (1.56)%      (1.54)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
        Net expenses                                        2.48%         2.49%          2.57%        2.53%           -
        Net investment loss                                (1.11)%       (0.82)%        (0.98)%      (0.97)%          -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.


  The accompanying notes are an integral part of these financial statements.  15

Pioneer Gold Shares
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/98
--------------------------------------------------------------------------------

                                                    Year Ended   Year Ended     1/31/96 to
                                                     10/31/98     10/31/97       10/31/96
CLASS C
Net asset value, beginning of period                  $  5.62      $  7.65        $  8.70
                                                      -------      -------        -------
Decrease from investment operations:
  Net investment loss                                 $ (0.02)     $ (0.04)       $ (0.02)
  Net realized and unrealized loss on investments
    and foreign currency transactions                   (1.18)       (1.90)         (1.03)
                                                      -------      -------        -------
         Net decrease from investment operations      $ (1.20)     $ (1.94)       $ (1.05)
Distributions to shareholders:
    Net realized gain                                       -        (0.09)             -
                                                      -------      -------        -------
Net decrease in net asset value                       $ (1.20)     $ (2.03)       $ (1.05)
                                                      -------      -------        -------
Net asset value, end of period                        $  4.42      $  5.62        $  7.65
                                                      =======      =======        =======
Total return*                                          (21.35)%     (25.64)%       (12.07)%
Ratio of net expenses to average net assets              2.36%+       2.38%+         2.59%**+
Ratio of net investment loss to average net assets      (0.97)%+     (0.76)%+       (1.12)%**+
Portfolio turnover rate                                    26%          22%            15%
Net assets, end of period (in thousands)              $ 2,502      $ 1,034        $ 1,690
Ratios  assuming no waiver of  management
  fees by PIM and no reduction for fees
  paid indirectly:
    Net expenses                                         2.77%        2.58%          2.83%**
    Net investment loss                                 (1.38)%      (0.96)%        (1.36)%**
Ratios  assuming  waiver of  management
  fees by PIM and reduction for fees paid
  indirectly:
    Net expenses                                         2.33%        2.33%          2.56% **
    Net investment loss                                 (0.94)%      (0.71)%        (1.09)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.


16  The accompanying notes are an integral part of these financial statements.

Pioneer Gold Shares
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/98
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Gold Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital appreciation.

The Fund offers three classes of shares - Class A, Class B and
Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed

Pioneer Gold Shares
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/98  (continued)
--------------------------------------------------------------------------------

   each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investment policies present unique risks to the portfolio's value. The price of gold and other precious metals may be subject to fluctuations caused by international monetary and political developments including trade or currency restrictions, currency devaluation and revaluation, and social and political conditions within a country. Fluctuations in the prices of gold and other metals will affect the market values of the securities of the companies invested by the Fund.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar

Pioneer Gold Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 1998, the Fund has reclassified $8,398 and $142,014 from accumulated net realized loss on investments and foreign currency transactions and paid-in capital, respectively, to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

D. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $29,794 in underwriting commissions on the sale of fund shares during the year ended October 31, 1998.

Pioneer Gold Shares
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/98  (continued)
--------------------------------------------------------------------------------

E. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $300 million; 0.60% of the next $200 million; 0.50% of the next $500 million; and 0.45% of the excess over $1 billion.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares were reduced only to the extent that such expenses were reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1998, $73,584 was payable to PIM related to management fees and certain other services.

Pioneer Gold Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $12,497 in transfer agent fees payable to PSC at October 31, 1998.

4. Plan of Distribution

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $10,136 in distribution fees payable to PFD at October 31, 1998.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 1998, CDSCs in the amount of $53,195 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1998, the Fund's expenses were reduced by $12,739 under such arrangements.

Pioneer Gold Shares
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/98  (continued)
--------------------------------------------------------------------------------

6. Line of Credit Facility

Effective April 14, 1998, the Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended October 31, 1998, the Fund had no borrowings under this agreement.

Pioneer Gold Shares
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Gold Shares:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Gold Shares as of October 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Gold Shares as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 4, 1998

Pioneer Gold Shares
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING
--------------------------------------------------------------------------------

On June 18, 1998, Pioneer Gold Shares held a special meeting of shareowners. The following proposal was passed by shareowner vote. Following are the detailed results of the vote.

Proposal 3 - Allow the Fund to be reorganized as a separate Delaware business trust.

        Affirmative             Against                    Abstain
        3,197,940.598         128,348.708                305,878.130

Pioneer Gold Shares
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                             President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  John A. Boynton, Treasurer
John W. Kendrick                      Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(TM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day  Reinstatement  Privilege  (for  Class A  Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct  Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans
Individual Retirement Account (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

Roth IRA New in 1998, $2,000 maximum annual contributions are not tax-deductible. Earnings are tax-free for qualified withdrawals.

Plans for Small Businesses or the Self-Employed SIMPLE (Savings Incentive Match PLan for Employees) IRA or 401(k) Plan For firms with 100 or fewer employees. Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

Simplified Employee Pension Plan (SEP) Self-employed people and small-business owners can make tax-deductible contributions of up to 15% of their income.

Employer-Sponsored Plans
401(k) Plan Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(b) Plan Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

Profit Sharing Plan Employers contribute on a discretionary basis, usually based on profits.

Age-Weighted Profit Sharing Plan Employer makes discretionary contributions based on employees' age and salary.

Money Purchase Pension Plan (MPP) Employers contribute based on a fixed formula.

         Most retirement plan withdrawals must meet specific conditions to avoid penalties.


28

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A SALUTE TO PIONEER FUND
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[LOGO] HAPPY 70TH BIRTHDAY PIONEER FUND

This year, 1998, marks a special anniversary for the Pioneer family of mutual funds and an important milestone for the entire mutual fund industry. In the mid 1920s, a group of forward thinking financial professionals started the first "open-end" investment companies, known today as mutual funds. They provided a way for small investors to benefit from professional financial management.

In 1928, Pioneer Fund became the fourth mutual fund created.

Since then, Pioneer Fund has gone to work for its shareowners everyday for 70 years. Through 15 bear markets, 16 bull markets and even the Great Depression, Pioneer Fund has stayed true to an investment ethic that relies on the rewards of hard work.

Rather than follow trends, the financial professionals at Pioneer roll-up their sleeves and research. We look for value in an investment: companies that might not be the current rage on Wall Street, but that we believe have the business smarts on Main Street to keep their earnings strong. The Fund's investment objective continues to be growth and income.

For 70 years, Pioneer Fund has made investments based on experience, our own investment ethic, and the needs of our shareowners.

Everyday, the financial professionals at Pioneer Fund come to work, aware of the job at hand. We know shareowners are investing their hard-earned money to provide for the future.

In 1928 there were four mutual funds. Today there are 11,000. Only one can tell the Pioneer Fund story.

For the complete Pioneer Fund story call your investment professional, or Pioneer at 1-800-225-6292, for a prospectus. Please read it carefully before you invest or send money.

Class B and C Shares have been available since 7/1/96. Past performance does not guarantee future results.


                                                                              29
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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                               1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.


[LOGO] PIONEER FUND

Pioneer Investment Management, Inc.
60 State Street                                  1298-5784
Boston, Massachusetts 02109                 (c)  Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                             Printed on Recycled Paper